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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 13, 2003

                INTERNATIONAL LOTTERY & TOTALIZATOR SYSTEMS, INC.

               (Exact Name of Registrant as Specified in Charter)

        CALIFORNIA                   0-10294                  95-3276269
      ---------------            ---------------            ---------------
      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)

                               2131 FARADAY AVENUE
                         CARLSBAD, CALIFORNIA 92008-7297

                    (Address of Principal Executive Offices)

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                                 (760) 931-4000

              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

As part of the SEC's review of public companies' filings, the Company received a follow-up request for clarification on June 24, 2003 regarding its financial statements for the year ended April 30, 2002. The Company submitted its response on July 29, 2003, and is currently awaiting the SEC's reply.

The SEC has granted the Company an extension until August 13, 2003 for filing the Company's Form 10-KSB for the year ended April 30, 2003. The Company's auditors, Grant Thornton, LLP, have not completed the audit for the year ended April 30, 2003. Accordingly, the filing of the Company's 2003 Form 10-KSB will be deferred in order to take into consideration the comments from the SEC. The Company expects to make the filing by early September.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2003        INTERNATIONAL LOTTERY & TOTALIZATIOR SYSTEMS, INC.
                              (registrant)


                                  By: /s/ M. Mark Michalko
                                  ------------------------
                                  M. Mark Michalko
                                  President and Acting
                                  Chief Financial Officer